                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) : September 15, 2001

                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES ATT-1)
             (Exact name of registrant as specified in its charter)

             DELAWARE          333-64767-03           13-3891329
         (State or other      (Commission         (I. R. S. Employer
         jurisdiction of       File Number)       Identification No.)
          incorporation)

      WORLD FINANCIAL CENTER,                            10281
        NEW YORK,  NEW YORK                           (Zip Code)
       (Address of principal
        executive offices)

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

         Not Applicable

ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS

         Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

         Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable
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ITEM 5.           OTHER EVENTS

         99.1 Distribution to holders of the PreferredPLUS Trust Series ATT-1 on September 15, 2001.

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

         Not Applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired.

                  Not applicable

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  99.1 Trustee's report in respect of the September 15, 2001 distribution to holders of the PreferredPLUS Trust Series ATT-1

ITEM 8.           CHANGE IN FISCAL YEAR

         Not Applicable.

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            MERRILL LYNCH DEPOSITOR, INC.

         Date:  10/05/01                        By: /s/ Barry N. Finkelstein
                                                Name:  Barry N. Finkelstein
                                                Title: President
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                                  EXHIBIT INDEX


         99.1 Trustee's report in respect of the September 15, 2001 distribution to holders of the PreferredPLUS Trust Series ATT-1